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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1999 Nonstatutory Stock Option Plan, of our report with respect to the consolidated financial statements and schedule of Brocade Communications Systems, Inc. included in the Final Prospectus, filed with the Securities and Exchange Commission on May 25, 1999.



/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP
San Jose, California
January 26, 2000